Nikola Corporation Reports First Quarter 2022 Results

•Began serial production of the Nikola Tre BEV on March 21
•Received Purchase Orders (POs) for 134 Tre BEVs utilizing California’s HVIP1 incentive through April
•Shipped 11 saleable production trucks to dealers in April for customer delivery
•Completed Tre FCEV alpha pilot testing with Anheuser-Busch (A-B) in Southern California operations in April
•Completed Phase 1 of Coolidge, Arizona manufacturing facility in March
•Announced $200 million Senior Note Investment by Antara Capital

PHOENIX – May 5, 2022 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation solutions, today reported financial results for the quarter ended March 31, 2022.

“During the first quarter, we reached a significant milestone with the start of serial production for the Nikola Tre BEV at our Coolidge, Arizona manufacturing facility and are currently delivering saleable trucks to dealers for customer deliveries,” said Mark Russell, Nikola’s Chief Executive Officer. “We look forward to scaling production and delivering 300 – 500 production vehicles to customers this year.”

Nikola Tre BEV Update

During the first quarter, the final 10 of a total fleet of 40 pre-series Tre BEVs came off the line in Coolidge, Arizona. Pre-series trucks continue to be used in customer pilots, dealer demos, and internal R&D testing. On April 29, we successfully completed our first Tre BEV customer pilot with TTSI. We also successfully completed a 14-day pilot with Univar Solutions (NYSE: UNVR). We are currently undergoing pilot testing with several other customers, including Covenant Logistics (Nasdaq: CVLG).

On March 21, 2022, we began serial production of the Nikola Tre BEV in Coolidge, Arizona. We began shipping saleable Tre BEVs to dealers in April for customer deliveries. Customer POs for 134 trucks have been issued to our dealers utilizing California HVIP. To date, we have received POs, LOIs, and MOUs for a total of 510 Nikola Tre BEVs.

Nikola Tre FCEV Program Update

Tre FCEV alpha pilot testing with Anheuser-Busch (A-B) in Southern California was successfully concluded on April 29. The Tre FCEV alphas logged over 12,000 miles in A-B operations. FCEV alpha pilot testing is scheduled to begin with TTSI by the end of May. We plan to begin building the first six beta FCEV trucks by the end of Q2 2022 and complete them by the end of Q3 2022. This first batch is expected to be followed by builds of a second batch of five and a third batch of eight beta trucks. Each
1 "HVIP" stands for California's Hybrid and Zero-Emission Truck and Bus Voucher Incentive Project which allows for up to $150,000 towards the purchase of qualifying vehicles.

beta cohort will incorporate learnings from alpha fleet testing and previous batches. Validation of the beta fleet trucks is scheduled to progress through the first half of 2023, followed by the start of serial production planned in the second half of 2023.

Coolidge, Arizona Manufacturing Facility Update

Phase 1 of the Coolidge, Arizona facility is completed with a production capacity of 2,500 trucks. We have begun the Phase 2 assembly area expansion, which is expected to be completed in 2023 and provide a production capacity of up to 20,000 trucks per year on two shifts.

Energy Business Updates

In Q1, we selected our first dispensing station location with our station partner, TravelCenters of America (TA). Nikola and TA plan to jointly build hydrogen refueling infrastructure on TA’s existing station in Ontario, California along Interstate 10.

On April 26, 2022, TC Energy, in conjunction with Nikola, announced a plan to evaluate a hydrogen production hub in Crossfield, Alberta. The hub is expected to produce an estimated 60 tonnes of hydrogen per day, with the capacity to expand to up to 150 tonnes per day. Nikola is intended to serve as TC Energy’s anchor customer for the hub.

Dealer Network Expansion with Alta Equipment Group in Arizona

On March 23, 2022, we announced an expanded partnership with Alta Equipment Group covering the Arizona sales and service territory. Our sales and service network now covers 27 states with over 127 locations.

Announced Finance Agreement with ENGS Commercial Finance Co.

On March 29, 2022, we signed an agreement with ENGS Commercial Finance Co. to facilitate the sale of Class 8 Nikola Tre BEVs and FCEVs. Working directly through the Nikola dealer network, ENGS will offer a broad range of customer finance solutions for the purchase of Nikola vehicles, charging assets, and infrastructure requirements.

Strengthened Leadership Team and Board of Directors

On February 22, 2022, Michael Lohscheller was named President of Nikola Motor division, reporting to CEO Mark Russell. On February 24, 2022, Lynn Forester de Rothschild of Inclusive Capital Partners was appointed to the Board of Directors, replacing Jeff Ubben.

$200 Million Senior Notes Investment

On May 2, 2022, we announced a $200 million investment from funds advised by Antara Capital. The investment comes in the form of a senior unsecured note bearing interest of 8% if paid in cash, and 11% if paid by the issuance of additional notes. The notes will mature in May of 2026. We expect the note to fund in early June 2022.

First Quarter Financial Highlights

(In thousands, except share and per share data)	Q1 2022	Q1 2021
Gross profit	$431	$—
Loss from operations	$(151,309)	$(120,590)
Net loss	$(152,941)	$(120,224)
Adjusted EBITDA (1)	$(79,152)	$(53,434)
Net loss per share, basic	$(0.37)	$(0.31)
Net loss per share, diluted	$(0.37)	$(0.31)
Non-GAAP net loss per share, basic(1)	$(0.21)	$(0.14)
Non-GAAP net loss per share, diluted(1)	$(0.21)	$(0.14)
Weighted-average shares outstanding, basic	415,152,656	392,189,851
Weighted-average shares outstanding, diluted	415,152,656	392,489,761
(1) A reconciliation of the non-GAAP versus GAAP information is provided below in the financial statement tables in this press release.

Business Outlook
Nikola looks forward to achieving the following milestones in 2022:
•Deliver 300 to 500 production Tre BEV trucks
•Successful FCEV alpha pilot testing with Anheuser-Busch and TTSI
•Build, validate and test Tre FCEV beta trucks
•Announce location, break ground, and commence construction of the first hydrogen production hub in Arizona
•Announce two or more dispensing station partners in California

Webcast and Conference Call Information

Nikola will host a webcast to discuss its first-quarter results at 6:30 a.m. Pacific Time (9:30 a.m. Eastern Time) on May 5, 2022. To access the webcast, parties in the United States should follow this link: https://www.webcast-eqs.com/register/nikola20220505/en.

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website at https://nikolamotor.com/investors/news?active=events. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation

Nikola Corporation is globally transforming the transportation industry. As a designer and manufacturer of zero-emission battery-electric and hydrogen-electric vehicles, electric vehicle drivetrains, vehicle components, energy storage systems, and hydrogen station infrastructure, Nikola is driven to revolutionize the economic and environmental impact of commerce as we know it today. Founded in 2015, Nikola Corporation is headquartered in Phoenix, Arizona. For more information, visit www.nikolamotor.com or Twitter @nikolamotor.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company's future performance and milestones; expected timing of manufacturing facility expansion and production capacity; timing of completion of testing, production, as well as other milestones; expectations regarding the trucks’ uses and impact; and terms and potential benefits of the planned collaborations with its strategic partners. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: design and manufacturing changes and delays, including global shortages in parts and materials; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; the outcome of legal, regulatory and judicial proceedings to which the Company is, or may become a party; demand for and customer acceptance of the Company’s trucks; the results of customer pilot testing; the execution and terms of definitive agreements; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

This press release references Adjusted EBITDA, non-GAAP net loss, and non-GAAP net loss per share, basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items determined by the Company. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items determined by the Company. Non-GAAP net loss per share basic and diluted is defined as non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenues
Truck sales	$—	$—
Service and other	1,887	—
Total revenues	1,887	—
Cost of revenues
Truck sales	—	—
Service and other	1,456	—
Total cost of revenues	1,456	—
Gross profit	431	—
Operating expenses:
Research and development(1)	74,557	55,163
Selling, general, and administrative(1)	77,183	65,427
Total operating expenses	151,740	120,590
Loss from operations	(151,309)	(120,590)
Other income (expense):
Interest expense, net	(211)	(9)
Revaluation of warrant liability	(434)	951
Other income, net	1,833	219
Loss before income taxes and equity in net loss of affiliates	(150,121)	(119,429)
Income tax expense	—	1
Loss before equity in net loss of affiliates	(150,121)	(119,430)
Equity in net loss of affiliates	(2,820)	(794)
Net loss	$(152,941)	$(120,224)

Net loss per share:
Basic	$(0.37)	$(0.31)
Diluted	$(0.37)	$(0.31)
Weighted average shares outstanding:
Basic	415,152,656	392,189,851
Diluted	415,152,656	392,489,761

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2022	2021
Research and development	$8,707	$10,322
Selling, general, and administrative	44,821	39,944
Total stock-based compensation expense	$53,528	$50,266

CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	March 31,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$360,118	$497,241
Accounts receivable, net	1,339	—
Inventory	25,847	11,597
Prepaid expenses and other current assets	31,730	15,891
Total current assets	419,034	524,729
Restricted cash and cash equivalents	25,000	25,000
Long-term deposits	33,800	27,620
Property, plant and equipment, net	264,121	244,377
Intangible assets, net	97,181	97,181
Investment in affiliates	62,634	61,778
Goodwill	5,238	5,238
Other assets	3,353	3,896
Total assets	$910,361	$989,819
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$77,478	$86,982
Accrued expenses and other current liabilities	105,657	93,487
Debt and finance lease liabilities, current	507	140
Total current liabilities	183,642	180,609
Long-term debt and finance lease liabilities, net of current portion	25,045	25,047
Operating lease liabilities	2,542	2,263
Warrant liability	4,718	4,284
Other long-term liabilities	72,231	84,033
Deferred tax liabilities, net	11	11
Total liabilities	288,189	296,247
Commitments and contingencies (Note 9)
Stockholders' equity
Preferred stock	—	—
Common stock	42	41
Additional paid-in capital	2,025,552	1,944,341
Accumulated deficit	(1,403,553)	(1,250,612)
Accumulated other comprehensive income (loss)	131	(198)
Total stockholders' equity	622,172	693,572
Total liabilities and stockholders' equity	$910,361	$989,819

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net loss	$(152,941)	$(120,224)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,111	1,805
Stock-based compensation	53,528	50,266
Non-cash in-kind services	—	12,896
Equity in net loss of affiliates	2,820	794
Revaluation of warrant liability	434	(951)
Inventory write-downs	3,473	—
Other non-cash activity	(326)	1
Changes in operating assets and liabilities:
Accounts receivable, net	(1,339)	—
Inventory	(22,404)	—
Prepaid expenses and other current assets	(14,710)	(1,758)
Accounts payable, accrued expenses and other current liabilities	(2,131)	2,083
Long-term deposits	—	(4,161)
Other assets	(304)	—
Operating lease liabilities	(77)	—
Other long-term liabilities	(457)	—
Net cash used in operating activities	(131,323)	(59,249)
Cash flows from investing activities
Purchases and deposits of property, plant and equipment	(30,106)	(24,521)
Investments in affiliates	(3,348)	—
Net cash used in investing activities	(33,454)	(24,521)
Cash flows from financing activities
Proceeds from the exercise of stock options	308	2,626
Proceeds from issuance of shares under the Tumim Purchase Agreements	27,376	—
Payments on finance lease liabilities	(30)	(258)
Payment of note payable	—	(4,100)
Payments for issuance costs	—	(26)
Net cash provided by (used in) financing activities	27,654	(1,758)
Net decrease in cash and cash equivalents, including restricted cash	(137,123)	(85,528)
Cash and cash equivalents, including restricted cash, beginning of period	522,241	849,278
Cash and cash equivalents, including restricted cash, end of period	$385,118	$763,750

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data)
(Unaudited)

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,
	2022	2021
Net loss	$(152,941)	$(120,224)
Interest expense, net	211	9
Income tax expense	—	1
Depreciation and amortization	3,111	1,805
EBITDA	(149,619)	(118,409)
Stock-based compensation	53,528	50,266
Revaluation of warrant liability	434	(951)
Revaluation of derivative liability	(437)	—
Equity in net loss of affiliates	2,820	794
Regulatory and legal matters (1)	14,122	14,866
Adjusted EBITDA	$(79,152)	$(53,434)
(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.

Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended March 31,
	2022	2021
Net loss	$(152,941)	$(120,224)
Stock-based compensation	53,528	50,266
Revaluation of warrant liability	434	(951)
Revaluation of derivative liability	(437)	—
Regulatory and legal matters(1)	14,122	14,866
Non-GAAP net loss	$(85,294)	$(56,043)
Non-GAAP net loss per share:
Basic	$(0.21)	$(0.14)
Diluted	$(0.21)	$(0.14)
Weighted average shares outstanding:
Basic	415,152,656	392,189,851
Diluted	415,152,656	392,489,761
(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller article from September 2020, and investigations and litigation related thereto.

INVESTOR INQUIRIES:
investors@nikolamotor.com